Exhibit 10.11
February 1, 2011
Famous Dave’s of America, Inc.
D&D of Minnesota, Inc.
Lake & Hennepin BBQ and Blues, Inc.
Famous Dave’s Ribs, Inc.
Famous Dave’s Ribs-U, Inc.
Famous Dave’s Ribs of Maryland, Inc.
c/o Famous Dave’s of America, Inc.
12701 Whitewater Drive, Suite 200
Minnetonka, Minnesota 55343
Attention: Diana G. Purcel
Telephone: (952) 294-1300
Facsimile: (952) 294-1310
Re: Loan Nos.: 04 2508 01 and 93-0909703; Amendment
Ladies and Gentlemen:
     Reference is hereby made to that certain Second Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of March 4, 2010, by and among FAMOUS DAVE’S OF AMERICA, INC., a Minnesota corporation (“Famous Dave’s”), D&D OF MINNESOTA, INC., a Minnesota corporation (“D&D”), LAKE & HENNEPIN BBQ AND BLUES, INC., a Minnesota corporation (“Lake & Hennepin”), FAMOUS DAVE’S RIBS, INC., a Minnesota corporation (“Dave’s Ribs”), FAMOUS DAVE’S RIBS-U, INC., a Minnesota corporation (“Ribs-U”) and FAMOUS DAVE’S RIBS OF MARYLAND, INC., a Minnesota corporation (“Ribs of Maryland” and, together with Famous Dave’s, D&D, Lake & Hennepin, Dave’s Ribs and Ribs-U, collectively, the “Borrowers” and each individually, a “Borrower”), the lenders from time to time party thereto (the “Lenders”), and Wells Fargo Bank, National Association, as Administrative Agent and L/C Issuer (in its capacity as Administrative Agent, together with its successors and assigns in such capacity, the “Administrative Agent”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.
     Borrowers have requested that the Credit Agreement be amended (the “Requested Amendment”) effective as of the third fiscal quarter of 2010 by amending and restating the definitions of Growth Capital Expenditures and Maintenance Capital Expenditures as follows:

Famous Dave’s of America, Inc., et. al.
February 1, 2011

     “Growth Capital Expenditures” means Capital Expenditures related to (a) the construction, acquisition or opening of new Restaurants, (b) the remodeling or renovation of any existing Restaurants, (c) point of sale upgrade initiatives at existing Restaurants, (d) store relocations and (e) other growth initiatives.
     “Maintenance Capital Expenditures” means Capital Expenditures that are not Growth Capital Expenditures. For the avoidance of doubt, Maintenance Capital Expenditures shall include investments in accounting systems.
     Borrowers are hereby notified that (subject to all of the terms and conditions set forth in this letter) Administrative Agent and Lenders hereby agree to the Requested Amendment; provided, however, that in no event shall the Requested Amendment set forth herein (a) constitute a waiver of any Default or Event of Default under the Credit Agreement or the other Loan Documents whether now existing or hereafter occurring and Administrative Agent and Lenders hereby reserve all rights and remedies they may have under the Credit Agreement, the other Loan Documents and under applicable law regarding any such Default or Event of Default, or (b) constitute a waiver of any provision of the Credit Agreement or the other Loan Documents.
     Borrowers hereby reaffirm the representations, warranties and covenants contained in the Credit Agreement and the other Loan Documents, and hereby further represent, warrant and certify to Administrative Agent and each Lender that: (A) the representations and warranties of the Borrowers contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct on and as of the date hereof and as of the date this letter is executed by Borrowers, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes hereof, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement; (B) no Default or Event of Default shall exist, or would result from the execution of this letter, the Requested Amendment effected hereunder or the effectiveness hereof or thereof; (C) there have been no changes to the articles of incorporation, certificates of formation, by-laws or other formation or organizational documents of any Borrower delivered by Borrowers to Administrative Agent in connection with the Credit Agreement since the date thereof and the same are in full force and effect as of the date hereof; (D) each individual executing this letter on behalf of any Borrower is a duly authorized Responsible Officer thereof authorized to act as such in connection with this letter and has lawfully caused this letter to be signed and delivered for and on behalf of such Borrower as of the date hereof; and (E) there has been no event or circumstance since the date of the Audited Financial Statements that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect.
     All terms, conditions and provisions of the Credit Agreement (as amended hereby) and the other Loan Documents are hereby ratified and shall be and remain in full force and effect as

Famous Dave’s of America, Inc., et. al.
February 1, 2011

therein written, and the validity and priority of the liens, security interests and assignments provided for by the Loan Documents which secure the Obligations shall not be extinguished, impaired, reduced, released, or adversely affected by the terms of the Requested Amendment or this letter agreement. Nothing contained herein shall in any way prejudice, impair or affect any rights of Administrative Agent or Lenders under the Credit Agreement and the other Loan Documents.
     In no event shall Administrative Agent or Lenders have any obligation to agree to any similar or other additional amendment in the future.
     The Requested Amendment provided herein shall become effective upon Administrative Agent’s receipt of a facsimile counterpart of this letter, duly executed by Borrowers. Within ten (10) days of demand by Administrative Agent or any Lender, Borrowers shall reimburse Administrative Agent and each Lender for any and all costs and expenses (including, without limitation, attorneys fees) incurred by Administrative Agent or any such Lender in connection with this letter and the Requested Amendment and Borrowers’ failure to pay such amount within such period shall constitute an Event of Default under the Credit Agreement.
     This letter may be executed in any number of counterparts, which shall together constitute but one and the same agreement. This letter shall constitute one of the Loan Documents. THIS LETTER SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.
     If you have any questions regarding this matter, please contact Henry Li at (760) 918-2783.

Very truly yours,

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent, L/C
Issuer and Lender

By: Name:	/s/ Stephen Leon Stephen Leon
Title:	Managing Director

By: Name:	/s/ Maureen S. Malphus Maureen S. Malphus
Title:	Vice President
[Additional Signature Pages Follow]

Famous Dave’s of America, Inc., et. al.
February 1, 2011

ACKNOWLEDGED AND AGREED:

BORROWERS:

FAMOUS DAVE’S OF AMERICA, INC.,
a Minnesota corporation

By: Name:	/s/ Diana Purcel Diana Purcel
Title:	Chief Financial Officer

D&D OF MINNESOTA, INC.,
a Minnesota corporation

By: Name:	/s/ Diana Purcel Diana Purcel
Title:	Chief Financial Officer

LAKE & HENNEPIN BBQ AND BLUES, INC.,
a Minnesota corporation

By: Name:	/s/ Diana Purcel Diana Purcel
Title:	Chief Financial Officer

FAMOUS DAVE’S RIBS, INC.,
a Minnesota corporation

By: Name:	/s/ Diana Purcel Diana Purcel
Title:	Chief Financial Officer
[Additional Signature Pages Follow]

Famous Dave’s of America, Inc., et. al.
February 1, 2011

FAMOUS DAVE’S RIBS-U, INC.,
a Minnesota corporation

By: Name:	/s/ Diana Purcel Diana Purcel
Title:	Chief Financial Officer

FAMOUS DAVE’S RIBS OF MARYLAND,
INC., a Minnesota corporation

By: Name:	/s/ Christopher O’Donnell Christopher O’Donnell
Title:	President